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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 17, 1999 included in St. Mary Land & Exploration Company's Form 10-KA2 for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.

                                                  /S/ ARTHUR ANDERSEN LLP

Denver, Colorado
October 1, 1999